UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2023 biote Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40128	85-1791125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 W. Walnut Hill Ln #100

Irving, Texas 75038

(Address of principal executive offices, including zip code)

(844) 604-1246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BTMD	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BTMDW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2022, the biote Corp. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333-268748) with the Securities and Exchange Commission (as amended, the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K, the Company in the Summary Compensation Table included in the Registration Statement provided estimates and not final non-equity incentive plan compensation amounts with respect to performance during the Company’s fiscal year ended December 31, 2022 (the “2022 Bonuses”) because the 2022 Bonuses had not yet been determined at the time the Registration Statement was filed.

On February 15, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”) confirmed and approved the 2022 Bonuses for the Company’s named executive officers. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the final 2022 Bonuses and revised total compensation figures for the Company’s fiscal year ended December 31, 2022.

Summary Compensation Table

The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by our Chief Executive Officer and the two other most highly compensated executive officers, or collectively, the named executive officers, during the fiscal years indicated:

Name and Principal Position	Year	Salary(1)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation(3) ($)		Total ($)
Teresa S. Weber	2022	518,636	340,160	2,689,432	3,146,734	(4)	—		6,694,961
Chief Executive Officer	2021	1,472,530	—	—	—		1,799	(7)	1,474,329
Samar Kamdar(5)	2022	118,542	—	595,945	45,267		3,556		763,309
Chief Financial Officer	2021	—	—	—	—		—		—
Mary Elizabeth Conlon(6)	2022	355,038	—	291,212	111,397		9,150		766,797
Vice President, Business Development & General Counsel	2021	167,308	1,436,555	—	35,000		2,423		1,641,286

(1)

Salary amounts represent actual amounts earned during the applicable year. See the section entitled “Executive Compensation—Narrative to the Summary Compensation Table—Annual Base Salary” in the Registration Statement.

(2)

Amounts represent the aggregate grant date fair value of the awards granted to our named executive officers during the years indicated as computed in accordance with Accounting Standards Codification Topic 718 (“ASC 718”). For additional information on these awards, please see the section entitled “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” in the Registration Statement.

(3)	The amounts in this column represent Biote’s matching contributions to the named executive officer’s 401(k) plan.
(4)

Amount reflects performance-based cash bonus of $335,417 for the fiscal year ended December 31, 2022 as well as performance-based cash bonuses awarded to Ms. Weber during the fiscal year ended December 31, 2022 in connection with the Closing of the Business Combination.

(5)	Mr. Kamdar was appointed as the Company’s Chief Financial Officer, effective August 24, 2022. Amounts in the table reflect actual compensation awarded to Mr. Kamdar and are not annualized.
(6)

Ms. Conlon was appointed as the Company’s Vice President, Business Development & General Counsel in June 2021. Amounts in the table reflect actual compensation awarded to Ms. Conlon and are not annualized.

(7)	For Ms. Weber, the amounts in this column also include reimbursements for participation in certain professional association activities incurred for our year ended December 31, 2021.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 21, 2023, the Board approved and adopted the amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•

update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), including by requiring:

•	additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;

•

any stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and, upon request of the Company, to provide reasonable evidence that certain requirements of such rule have been satisfied;

•

that disclosures included in a stockholder’s notice of nominations or proposals regarding other business be updated, if necessary, to be accurate both as of the stockholder meeting record date and as of ten business days prior to the stockholder meeting; and

•

that the Company disregard any proxies or votes for a stockholder’s proposed nominees if, after such stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder subsequently either (i) notifies the Company that such stockholder no longer intends to solicit proxies in support of such proposed nominees in accordance with Rule 14a-19(b) under the Exchange Act or (ii) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act;

•

modify the provisions relating to lists of stockholders entitled to vote at stockholder meetings and adjournment procedures at stockholder meetings, in each case to reflect recent amendments to the Delaware General Corporation Law;

•	clarify that the Board may postpone, reschedule or cancel any meeting of stockholders; and

•	make various other ministerial, clarifying and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of biote Corp., dated February 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTE CORP.

By:	/s/ Teresa S. Weber
Name:	Teresa S. Weber
Title:	Chief Executive Officer

Date: February 22, 2023